AXA PREMIER VIP TRUST

SUPPLEMENT DATED FEBRUARY 16, 2010 TO THE PROSPECTUS DATED MAY 1, 2009, AS SUPPLEMENTED

This Supplement updates the above-referenced Prospectus, as supplemented, of the AXA Premier VIP Trust (the “Trust”). You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

The purpose of this Supplement is to provide you with information about portfolio manager changes for certain of the Trust’s Portfolios.

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Information Regarding

Multimanager Aggressive Equity Portfolio

Mutlimanager International Equity Portfolio

Multimanager Large Cap Core Equity Portfolio

Multifmanager Large Cap Value Portfolio

Multimanager Mid Cap Growth Portfolio

Mutlimanager Mid Cap Value Portfolio

Multimanager Small Cap Growth Portfolio

Multimanager Small Cap Value Portfolio

Effective February 1, 2010, Steven M. Joenk and Alwi Chan are jointly and primarily responsible for managing the Portfolios’ equity exposure. The section “Who Manages the Portfolio” is revised to include the following information:

Steven M. Joenk is President of AXA FMG and has held this position since 2004. Mr. Joenk also has served as Trustee and Chairman of the Trust’s Board of Trustees since 2004 and as the Trust’s Chief Executive Officer and President since 2002.

Alwi Chan is a Vice President of AXA FMG and has held this position since 2007. Prior to that, he served as an Assistant Vice President (2005-2007) and Senior Investment Analyst (2002-2005) of AXA Equitable. He also has served as a Vice President of the Trust since 2007.